UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 16, 2005

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

215-564-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2005, we posted on our website a quarterly operating supplement for the fourth quarter of 2004 showing financial information, prepared on a statutory accounting basis, for our financial guaranty business. The quarterly operating supplement also contains other information about us. The quarterly operating supplement is furnished as Exhibit 99.1. This information is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor is it incorporated by reference in any filing under the Securities Act of 1933 unless we expressly incorporate it by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Radian Asset Assurance Inc. – Quarterly Operating Supplement, Fourth Quarter 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: March 17, 2005	By:	/s/ David L. Coleman
David L. Coleman
Vice President, Corporate & Securities Counsel